UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2017

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of new director

On December 18, 2017, the board of directors of State Bank Financial Corporation ("the Company") elected Mr. Asif Ramji and Mr. G. Scott Uzzell as members of the company's board of directors and its Independent Directors Committee, effective immediately. Mr. Ramji and Mr. Uzzell were also elected to the board of directors of our subsidiary bank, State Bank and Trust Company ("State Bank"). Mr. Ramji is President and CEO of Paymetric, a global leader in secure, integrated payment solutions. Mr. Uzzell is President of Venturing & Emerging Brands, a division of The Coca-Cola Company.

There have been no transactions, or proposed transactions, to which we were or are to be a party, in which either Mr. Ramji or Mr. Uzzell had or have direct or indirect material interest required to be disclosed under Item 404(a) of SEC Regulation S-K. Mr. Ramji and Mr. Uzzell will receive compensation for their service on the Company's board of directors in accordance with our non-employee director compensation package, as described under “Director Compensation” in our definitive proxy statement filed with the SEC on April 13, 2017 pursuant to Section 14(a) of the Securities and Exchange Act of 1934, which description is incorporated herein by reference.

As noted above, the board of directors of the Company also designated Mr. Ramji and Mr. Uzzell to serve as members of the Independent Directors Committee of the board. The Independent Directors Committee performs the dual roles of overseeing (a) our corporate governance matters and the nomination of director candidates to the board of directors and (b) our compensation and personnel policies. Mr. Ramji and Mr. Uzzell will also serve on the Independent Directors Committee of State Bank.

A copy of the press release that we issued on December 21, 2017 announcing the election of Mr. Ramji and Mr. Uzzell to our board of directors is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by State Bank Financial Corporation on December 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: December 21, 2017	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer and Chief Operating Officer